DIAMOND HILL FUNDS

DIAMOND HILL SECURITIZED CREDIT FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O'Connor and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of each of the Diamond Hill Funds and Diamond Hill Securitized Credit Fund.

Further appointment and authority as to Diamond Hill Securitized Credit Fund: The above appointment and signature and filing authority, for each of the foregoing individuals and for this purpose only also to Seth Gelman, each of whom may act without the joinder of others, specifically shall extend to filings as may be required to be made by or for the person as a “Section 16 reporting person” and in particular on SEC Form 3, Form 4 and/or Form 5 required under said Section 16. In this regard, however, it is understood that it is solely the obligation of the reporting person to timely advise Diamond Hill Securitized Credit Fund of any transactions in shares or other securities of Diamond Hill Securitized Credit Fund as may be relevant to these reporting obligations.

/s/ John Arnhold
Name:	John Arnhold
Title: Trustee
Date: April 16, 2026

DIAMOND HILL FUNDS

DIAMOND HILL SECURITIZED CREDIT FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O'Connor and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of each of the Diamond Hill Funds and Diamond Hill Securitized Credit Fund.

Further appointment and authority as to Diamond Hill Securitized Credit Fund: The above appointment and signature and filing authority, for each of the foregoing individuals and for this purpose only also to Seth Gelman, each of whom may act without the joinder of others, specifically shall extend to filings as may be required to be made by or for the person as a “Section 16 reporting person” and in particular on SEC Form 3, Form 4 and/or Form 5 required under said Section 16. In this regard, however, it is understood that it is solely the obligation of the reporting person to timely advise Diamond Hill Securitized Credit Fund of any transactions in shares or other securities of Diamond Hill Securitized Credit Fund as may be relevant to these reporting obligations.

/s/ Candace K. Beinecke
Name:	Candace K. Beinecke
Title: Trustee
Date: April 20, 2026

DIAMOND HILL FUNDS

DIAMOND HILL SECURITIZED CREDIT FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O'Connor and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of each of the Diamond Hill Funds and Diamond Hill Securitized Credit Fund.

Further appointment and authority as to Diamond Hill Securitized Credit Fund: The above appointment and signature and filing authority, for each of the foregoing individuals and for this purpose only also to Seth Gelman, each of whom may act without the joinder of others, specifically shall extend to filings as may be required to be made by or for the person as a “Section 16 reporting person” and in particular on SEC Form 3, Form 4 and/or Form 5 required under said Section 16. In this regard, however, it is understood that it is solely the obligation of the reporting person to timely advise Diamond Hill Securitized Credit Fund of any transactions in shares or other securities of Diamond Hill Securitized Credit Fund as may be relevant to these reporting obligations.

/s/ Peter Davidson
Name:	Peter Davidson
Title: Trustee
Date: April 16, 2026

DIAMOND HILL FUNDS

DIAMOND HILL SECURITIZED CREDIT FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O'Connor and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of each of the Diamond Hill Funds and Diamond Hill Securitized Credit Fund.

Further appointment and authority as to Diamond Hill Securitized Credit Fund: The above appointment and signature and filing authority, for each of the foregoing individuals and for this purpose only also to Seth Gelman, each of whom may act without the joinder of others, specifically shall extend to filings as may be required to be made by or for the person as a “Section 16 reporting person” and in particular on SEC Form 3, Form 4 and/or Form 5 required under said Section 16. In this regard, however, it is understood that it is solely the obligation of the reporting person to timely advise Diamond Hill Securitized Credit Fund of any transactions in shares or other securities of Diamond Hill Securitized Credit Fund as may be relevant to these reporting obligations.

/s/ Jean D. Hamilton
Name:	Jean D. Hamilton
Title: Trustee
Date: April 16, 2026

DIAMOND HILL FUNDS

DIAMOND HILL SECURITIZED CREDIT FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O'Connor and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of each of the Diamond Hill Funds and Diamond Hill Securitized Credit Fund.

Further appointment and authority as to Diamond Hill Securitized Credit Fund: The above appointment and signature and filing authority, for each of the foregoing individuals and for this purpose only also to Seth Gelman, each of whom may act without the joinder of others, specifically shall extend to filings as may be required to be made by or for the person as a “Section 16 reporting person” and in particular on SEC Form 3, Form 4 and/or Form 5 required under said Section 16. In this regard, however, it is understood that it is solely the obligation of the reporting person to timely advise Diamond Hill Securitized Credit Fund of any transactions in shares or other securities of Diamond Hill Securitized Credit Fund as may be relevant to these reporting obligations.

/s/ William M. Kelly
Name:	William M. Kelly
Title: Trustee
Date: April 16, 2026

DIAMOND HILL FUNDS

DIAMOND HILL SECURITIZED CREDIT FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O'Connor and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of each of the Diamond Hill Funds and Diamond Hill Securitized Credit Fund.

Further appointment and authority as to Diamond Hill Securitized Credit Fund: The above appointment and signature and filing authority, for each of the foregoing individuals and for this purpose only also to Seth Gelman, each of whom may act without the joinder of others, specifically shall extend to filings as may be required to be made by or for the person as a “Section 16 reporting person” and in particular on SEC Form 3, Form 4 and/or Form 5 required under said Section 16. In this regard, however, it is understood that it is solely the obligation of the reporting person to timely advise Diamond Hill Securitized Credit Fund of any transactions in shares or other securities of Diamond Hill Securitized Credit Fund as may be relevant to these reporting obligations.

/s/ Paul Lawler
Name:	Paul Lawler
Title: Trustee
Date: April 16, 2026

DIAMOND HILL FUNDS

DIAMOND HILL SECURITIZED CREDIT FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O'Connor and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of each of the Diamond Hill Funds and Diamond Hill Securitized Credit Fund.

Further appointment and authority as to Diamond Hill Securitized Credit Fund: The above appointment and signature and filing authority, for each of the foregoing individuals and for this purpose only also to Seth Gelman, each of whom may act without the joinder of others, specifically shall extend to filings as may be required to be made by or for the person as a “Section 16 reporting person” and in particular on SEC Form 3, Form 4 and/or Form 5 required under said Section 16. In this regard, however, it is understood that it is solely the obligation of the reporting person to timely advise Diamond Hill Securitized Credit Fund of any transactions in shares or other securities of Diamond Hill Securitized Credit Fund as may be relevant to these reporting obligations.

/s/ Mehdi Mahmud
Name:	Mehdi Mahmud
Title: Trustee
Date: April 16, 2026

DIAMOND HILL FUNDS

DIAMOND HILL SECURITIZED CREDIT FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O'Connor and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of each of the Diamond Hill Funds and Diamond Hill Securitized Credit Fund.

Further appointment and authority as to Diamond Hill Securitized Credit Fund: The above appointment and signature and filing authority, for each of the foregoing individuals and for this purpose only also to Seth Gelman, each of whom may act without the joinder of others, specifically shall extend to filings as may be required to be made by or for the person as a “Section 16 reporting person” and in particular on SEC Form 3, Form 4 and/or Form 5 required under said Section 16. In this regard, however, it is understood that it is solely the obligation of the reporting person to timely advise Diamond Hill Securitized Credit Fund of any transactions in shares or other securities of Diamond Hill Securitized Credit Fund as may be relevant to these reporting obligations.

/s/ Mandakini Puri
Name:	Mandakini Puri
Title: Trustee
Date: April 16, 2026

DIAMOND HILL FUNDS

DIAMOND HILL SECURITIZED CREDIT FUND

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Mehdi Mahmud, Sheelyn Michael and David O'Connor and each of them, each of whom may act without the joinder of others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of each of the Diamond Hill Funds and Diamond Hill Securitized Credit Fund.

Further appointment and authority as to Diamond Hill Securitized Credit Fund: The above appointment and signature and filing authority, for each of the foregoing individuals and for this purpose only also to Seth Gelman, each of whom may act without the joinder of others, specifically shall extend to filings as may be required to be made by or for the person as a “Section 16 reporting person” and in particular on SEC Form 3, Form 4 and/or Form 5 required under said Section 16. In this regard, however, it is understood that it is solely the obligation of the reporting person to timely advise Diamond Hill Securitized Credit Fund of any transactions in shares or other securities of Diamond Hill Securitized Credit Fund as may be relevant to these reporting obligations.

/s/ Scott Sleyster
Name:	Scott Sleyster
Title: Trustee
Date: April 16, 2026